UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2013

EDWARDS LIFESCIENCES CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	1-15525	36-4316614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Edwards Way
Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 250-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On September 18, 2013, a person purporting to represent a class of persons who purchased the common stock of Edwards Lifesciences Corporation (the “Company”) between April 25, 2012 and April 23, 2013 filed a lawsuit against the Company and certain of its officers in the United States District Court for the Central District of California.  The lawsuit alleges that certain of the Company’s public statements concerning the projected sales and prospects of the SAPIEN transcatheter aortic heart valve were false and misleading and asserts claims under Sections 10(b) and 20 of the Securities Exchange Act of 1934.

The Company believes that the lawsuit is without merit and intends to defend itself vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2013

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Thomas M. Abate
Thomas M. Abate
Corporate Vice President, Chief Financial Officer